EXHIBIT 10(v)

                              EMPLOYMENT AGREEMENT

     AGREEMENT, made as of the 18th day of March 2004, between Noel Bonilla (hereinafter referred to as the "Employee") and SearchHelp, Inc., a Delaware corporation having its principal place of business at the Hi-Tech Incubator, 1055 Stewart Avenue, Bethpage, NY 11714 (hereinafter referred to as the "Employer").

                              W I T N E S S E T H:

     WHEREAS, the Employer desires to employ the Employee under the terms of this Agreement, and

     WHEREAS, the Employee and Employer desire to have their rights, obligations and duties specified herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1.  EMPLOYMENT AND  COMPENSATION.  The Employer hereby employs the Employee
         ----------------------------
and the Employee accepts such employment as Chief Financial Officer, (CFO). The Employee shall have such duties as are commensurate with the position and as set forth by the Employer, and shall report directly to the Chief Executive Officer and the President of the Company.

          A. BASE  COMPENSATION.  The Employee  shall be entitled to a salary as
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set forth on SCHEDULE A of this Agreement during the term of this Agreement, and
any  extensions  thereof,   payable  in  installments  in  accordance  with  the
Employer's regular practice of compensating executive personnel.

          B. BONUS.  Employee  may be entitled to a bonus at the  conclusion  of
             -----
each year of this Agreement, and any extensions thereof. At the end of each year, the Compensation Committee of the Board of Directors shall determine the amount and type (cash, stock, options, etc.) of such bonus payable to Employee, if any.

          C.  OPTIONS.  The  Employee  shall  receive  such number of options to
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purchase shares of the Company's stock, with such  restrictions and vesting,  as set forth in Schedule B attached hereto.

     2. TERM.  This Agreement  shall  commence as of the date hereof,  and shall
        ----
continue for a period of one (1) year from the date thereof. This Agreement shall be automatically extended by one-year periods at the conclusion of each year, thus renewing the one (1) year term, unless notice is received by either the Employee or the Employer not to extend this Agreement at least ninety (90) days prior to the expiration of such year.

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
     3. HEALTH  INSURANCE;  EMPLOYEE  BENEFIT  PLANS.  In accordance  with their
        --------------------------------------------
terms, the Employee shall be entitled to participate in any medical, dental, life, disability insurance or other employee benefit or welfare plans maintained by the Employer for its professional employees generally. The insurance obligations of the Employer set forth herein are contingent upon the insurability of Employee. The medical and dental coverage maintained by the Employer for the benefit of the Employee shall include medical insurance coverage covering the Employee.

     4.  EXPENSES.  During the period of his  employment,  the Employee  will be
         --------
reimbursed for his reasonable expenses for the benefit of the Employer in accordance with the general policy of the Employer as adopted by the Employer from time to time. With respect to any expenses which are reimbursed by the Employer to the Employee, the Employee agrees to account to the Employer in detail sufficient to entitle the Employer to an income tax deduction for such paid item if such item is deductible.

     5. TERMINATION.
        -----------

          A. This Agreement shall automatically terminate:

            (i)   upon the death of Employee; or

            (ii) if the Employee has been disabled or incapacitated so that he is not capable of performing his duties hereunder for any period of one-hundred twenty (120) consecutive days, unless Employer shall elect to have this Agreement continue in effect.

          B. Employer may terminate this Agreement:

            (i)   immediately for "cause" as determined by the Employer;

            (ii) upon a material breach by Employee of any term or condition of this Agreement; or

            (iii) if at any time during the term of this  Agreement,  any of the continuing representations, covenants or agreements of Employee contained herein shall be inaccurate in any material respect.

          C. Employee may terminate this Agreement at any time:

            (i) upon a material breach by Employer of any term or condition of this Agreement; or

            (ii) at any time at the election of Employee upon sirty (60) days notice to Employer.

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     6. PROTECTION OF CONFIDENTIAL  INFORMATION.  Employee acknowledges that his
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employment  by the  Employer  will  bring  him  into  close  contact  with  many confidential affairs of the Employer, including information and data regarding costs, profits, markets, sales, products, key personnel, pricing policies, operational methods, technical processes, computer programs or systems developed or improved by the Employer, the identity of the Employer's Customers, Customer representatives and contacts, the nature of the services required by the Employer's actual and Prospective Customers, the services performed by the Employer for its Customers, the identities of the Employer's actual and prospective employees and other business affairs and methods, plans for future developments and other information not readily available to the public, all of which are highly confidential and proprietary and all of which will have been developed by the Employer at great effort and expense. Employee further acknowledges that the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary and intellectual character, and that the business of the Employer is contemplated to be conducted throughout the United States and ultimately, the rest of the world. In recognition of the foregoing, Employee covenants and agrees:

          A. That he will keep secret all confidential matters of the Employer and not disclose them to anyone outside of the Employer, either during or after the term of this Agreement, except with the Employer's prior written consent;

          B. That he will not make use of any of such confidential matters for his own purposes or the benefit of anyone other than the Employer; and

          C. That he will deliver promptly to the Employer on termination of this Agreement, or at any time the Employer may so request, all confidential memoranda, notes, records, reports and other confidential documents (and all copies thereof) relating to the business of the Employer which he may then possess or have under this control.

     7. COVENANT NOT TO SOLICIT.
        -----------------------

          A. Employee agrees that if the Employee's employment is terminated for any reason whatsoever, other than pursuant to a dissolution of Employer or a material breach of the terms of this Agreement by Employer, then for a period of one (1) year after such termination or expiration, Employee shall not (i) solicit, directly or indirectly, business of the type conducted by the Employer from any person, firm or entity which was a Customer or Prospective Customer of the Employer at any time within one year preceding the termination of Employee's employment, (ii) induce or attempt to induce any such Customer or Prospective Customer to reduce its business with the Employer, (iii) solicit or attempt to solicit any employees or consultants of Employer to leave the employ or engagement of Employer, or (iv) offer or cause to be offered employment or consultant opportunities to any person who was employed or engaged by Employer at any time during the one year prior to the termination of Employee's employment with Employer.

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
          B. For purposes of this Section, the term "Customer" includes any affiliates, customers, and clients of Employer's Customers to whom Employee has been introduced or whom Employee has received information through Employer or through any Customer for which Employee has performed services in any capacity on behalf of Employer.

          C. For purposes of this Section, a "Prospective Customer' shall mean potential Customers which Employer has solicited or with which Employer has had active discussions concerning potential business at any time during the one year preceding the end of the Employee's employment by Employer, and with whom the Employee shall have participated in such solicitation or discussions.

     8. NON-COMPETITION.
        ---------------

          A. Since the services of Employee to the Employer are likely to be unique an extraordinary and he has had and will have access to information pertaining to the business of the Employer which may be secret and confidential, Employee agrees that if the Employee's employment is terminated for any reason whatsoever, other than pursuant to a dissolution of Employer or a material breach of the terms of this Agreement by Employer, then for a period of one (1) year after such termination or expiration, Employee will not, without express approval in each case of the Employer, directly or indirectly, (i) own, manage, operate, control, be employed by, participate in or be connected in any manner with the ownership, management, operation or control of any business engaged in the development or marketing of any products that compete with the products of Employer.

          B. The Employee further acknowledges that a business competitive with that of Employer or of any of its subsidiaries or affiliated corporations may be carried on anywhere within the United States or in any foreign country. Therefore, the Employee acknowledges that the unrestricted geographical application of this Section is reasonable under the circumstances. If any of the rights or restrictions contained or provided for herein shall be deemed to be unenforceable by reason of the extent, duration or geographical scope, or other provisions hereof, or any other provisions of this Agreement, the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provisions and enforce this Section in its reduced form for all purposes in the manner contemplated hereby.

          C. The Employee acknowledges that (i) in the event his employment with Employer terminates for any reason, Employee will be able to earn a livelihood without violating the foregoing restrictions, and (ii) Employee's ability to earn a livelihood without violating such restrictions is a material condition of his employment with Employer. Employer may, in writing, waive any or all of the provisions of this Section. If the Employee is in good faith and after diligent effort unable to obtain employment consistent with his training solely because of the covenants set forth in this Section, and so advises Employer in writing, then the prohibitions in this Section shall bind the Employee only so long as Employer pays him monthly, upon demand, a sum equal to the Employee's monthly base pay at termination, as defined below, for each month of such unemployment during the remained of the term of covenants set forth in this Section.

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
          D. The term "monthly base pay" means the Employee's monthly salary, in all cases excluding commissions in excess of base pay, bonus or other extra compensation or benefits, and is subject to regular deductions for taxes, social security payments, etc. For each month of unemployment in which the Employee claims payment, he will aggressively seek employment and will accept a reasonable offer of employment and, upon request by Employer, will account to Employer in detail for his efforts to obtain employment. The Employee further agrees that Employer may make such investigations and inquiries as it shall deem necessary or appropriate to determine whether the covenants and conditions of this Section have been satisfied before making any payment otherwise payable to the Employee hereunder.


     9. PROPRIETARY RIGHTS.
        ------------------

          A. Employee shall disclose fully and promptly to Employer, and upon Employer's instructions also to the Customer for which the Employee is then working, any and all inventions, processes, innovations, discoveries, designs, techniques, formula, improvements, computer programs and other technical materials relating to business of Employer or Employer's Customer which Employee shall discover, conceive, make, generate or reduce to practice, alone or jointly with others, during his/her term of employment with Employer, and resulting from such employment, whether or not they are patentable or copyrightable.

          B. Employee agrees to assign to Employer his rights and interests in any inventions, processes, innovations, discoveries and other similar materials, including copyrights to all copyrightable material and all patent rights to all patentable material unless specifically directed otherwise in writing by Employer to assign it to Customer. No rights shall be reserved to Employee.

          C. Employee agrees to execute and transfer at any time, upon Employer's request, any certification, affidavit or other document confirming the Employer's ownership rights under this Section.

          D. Upon request, at any time during or after the term of this Agreement, and at the expense of Employer or its Customer for whom the work in question was performed, Employee agrees to assist Employer or Customer, including its attorneys, in preparing and prosecuting applications for patents or copyrights relating to such inventions, processes and other materials named in this Section. Assistance in preparing and prosecuting such applications shall include assistance regarding litigation and upon Employer's request, the execution of all papers and performance of all tasks that may reasonably be necessary to protect the rights of Employer or Customer and to vest in it or its assigns ownership of the inventions, applications, copyrights and patents herein contemplated.

     10.  NON-DEFAMATION.  The  Employee  covenants  and agrees  that during the
          --------------
course of his employment by the Employer and for any time thereafter, the Employee shall not, directly or indirectly, in public or private, deprecate, impugn or otherwise make any remarks that would tend to or be construed to tend to defame the Employer, its employees or products or its reputation, nor shall Employee assist any person, firm or company in doing so, except as required by subpoena, court order or other legal process.

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     11. NO WAIVER.  This Agreement shall not be modified or amended except by a
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further written  document signed by the Employee and the Employer.  No provision hereof may be waived except by an agreement in writing signed by the waiving party. A waiver of any term or provision shall not be construed as a waiver of any other term provision.

     12.  BENEFIT.  This  Agreement  shall bind the  Employee and shall bind and
          -------
benefit the Employer and its successors and assigns. This Agreement shall not be assignable by the Employee.

     13.  HEADINGS.  The  headings of Sections  herein are  included  solely for
          --------
convenience or reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     14. ENFORCEMENT OF COVENANTS;  SURVIVAL. The Employee acknowledges that his
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skills and  position in the legal and  financial  industries  in which  Employer competes or intends to compete are unique, and, therefore, that the breach or threatened breach by Employee of the provisions of Sections 8 - 12 shall cause irreparable harm to Employer, which harm cannot be fully redressed by the payment of damages to Employer. Accordingly, Employer shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Employee from any violations or threatened violation of Sections 6 - 10, and Employee hereby consents to the issuance of such injunction. Nothing contained herein shall be construed as prohibiting the Employer from pursuing any other remedies available to the Employer for breach or threatened breach, including the recovery of additional damages from the Employee. The provisions of Sections 6 - 10 shall remain enforceable by Employer against Employee even after the termination of this Agreement.

     15.  NOTICE.  Any  notice  required  or  permitted  to be given  under this
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Agreement  shall be sufficient if in writing,  and if sent by registered mail to his residence in the case of the Employee, or to its principal office in the case of the Employer.

     16.  SEVERABILITY.  Each  provision of this  Agreement  shall be considered
          ------------
severable to the extent that if any one provision or clause conflicts with existing or future applicable law, or is not given full force and effect because of such law, such conflict or unenforceability shall not affect any other provision of this Agreement which, consistent with such law, shall remain in full force and effect. All such conflicting provisions shall be modified or reformed only to the extent required for compliance with any applicable laws. All surviving clauses shall be construed so as to effectuate the purpose and intent of the parties.

     17.  GOVERNING  LAW.  This  Agreement  shall be governed by the laws of the
          --------------
State of New York and shall be construed in accordance therewith, and any action or proceeding arising out of or relating to this Agreement shall be heard and determined in any state or federal court sitting in Nassau County, State of New York, and each of the parties submits to the jurisdiction of such court.

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
     18.  RELEASE.  The Employee hereby releases and discharges the Employer for
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reimbursement of any and all services,  but not expenses,  rendered prior to the date hereof.

     19.   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
           ------------
counterparts, including facsimile signatures, each of which shall be deemed an original but all of which together will constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first above written



SEARCHHELP, INC.                                 EMPLOYEE



By:                                     By:
   ------------------------------          ---------------------------------
    Debbie Seaman                           Noel C. Bonilla






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                                   SCHEDULE A
                                   ----------
                                     Salary




1. Employee's salary shall be $24,000 per annum, of which $1,000 will be paid monthly to the employee and the remaining $1,000 will be accrued until the earlier of one (1) year, or the date that the Company has sufficient funds to pay the employee. Although the employee shall commence employment as of the date hereof, employee's salary shall not commence until on April 1, 2004.

2. The Employee will be issued 70,000 shares of the Company's common stock which are to be granted from the Company's stock option plan as of the date hereof. The following is the vesting schedule for the Employee's options:


              ----------------- ----------- ----------- -------------------
                   Grant           Vest        # of            Vest
              ----------------- ----------- ----------- -------------------
                    Date            %         Shares           Date
              ----------------- ----------- ----------- -------------------
                 3/18/2004         25%        17,500        12/31/2004
              ----------------- ----------- ----------- -------------------
                                   25%        17,500        12/31/2005
              ----------------- ----------- ----------- -------------------
                                   25%        17,500        12/31/2006
              ----------------- ----------- ----------- -------------------
                                   25%        17,500        12/31/2007
              ----------------- ----------- ----------- -------------------


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